Principal Life Insurance Company Separate Account B

Supplement dated September 22, 2017 to
the Statutory Prospectus dated May 1, 2017 for
Principal Pivot Series Variable AnnuitySM

This supplement updates information contained in the Statutory Prospectus for the variable annuity insurance contract referenced above. Please retain this supplement for future reference.

SEPARATE ACCOUNT INVESTMENT OPTIONS
In the table, delete references to Value Opportunities V.I. Fund and add Advantage U.S. Total Market V.I. Fund alphabetically under BlackRock Variable Insurance Funds - Class III.

10. TABLE OF SEPARATE ACCOUNT DIVISIONS
Delete the BlackRock Value Opportunities Division and the three paragraphs below it and add the following alphabetically to the list:

BlackRock Advantage U.S. Total Market Division (f.k.a. BlackRock Value Opportunities Division)

Invests in:	BlackRock Advantage U.S. Total Market V.I. Fund – Class III
Investment Advisor:	BlackRock Investment Management, LLC
Investment Objective:	seeks long-term growth of capital.